UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

KCG Holdings, Inc. (the “Company”) announced today that it has commenced a consent solicitation (the “Consent Solicitation”) with respect to its outstanding 8.250% Senior Secured Notes due 2018 (CUSIP Nos.: U24478AA4, 48244BAA8 and 48244BAB6) (the “Notes”).

The Company is soliciting consents from registered holders (“Holders”) of the Notes as of 5:00 p.m., New York City time, May 13, 2014 (the “Record Date”) to amend the terms of the Registration Rights Agreement, dated as of June 5, 2013 (as amended and supplemented, the “Registration Rights Agreement”), by the Company and certain subsidiary guarantors (the “Guarantors”) of the Notes, and accepted and agreed by Jefferies LLC, as representative of the Notes, with respect to the Notes. The Notes were issued under an Indenture, dated as of June 5, 2013 (as amended and supplemented, the “Indenture”), between the Company, The Bank of New York Mellon, as trustee and collateral agent (the “Trustee”) and the Guarantors.

The Notes were issued on June 5, 2013 by the Company’s predecessor, GETCO Financing Escrow LLC (“GETCO Escrow”). Also on June 5, 2013, GETCO Escrow became a party to the Registration Rights Agreement. The Company executed and delivered a supplemental indenture to the Indenture to assume all of the obligations of GETCO Escrow with respect to the Notes on July 1, 2013. The Company and the Guarantors also became parties to the Registration Rights Agreement by executing and delivering joinders thereto on July 1, 2013.

The Company is seeking Holders’ consent to the amendment (the “Registration Rights Agreement Amendment”) in order to (i) postpone the deadline by which the Company must use commercially reasonable efforts to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Exchange Registration Statement”) with respect to an offer (the “Exchange Offer”) to exchange the Notes for a new series of notes (the “Exchange Notes”) that are registered under the Securities Act of 1933, as amended, from June 5, 2014 (the “Original Registration Deadline”) to June 30, 2015 (the “Postponed Registration Deadline”) and (ii) postpone the deadline by which the Company must use commercially reasonable efforts to file with and have declared effective by the SEC a shelf registration statement (the “Shelf Registration Statement”) to cover certain resales of the Notes from the Original Registration Deadline to the Postponed Registration Deadline.

Under the Registration Rights Agreement Amendment, the Company would no longer have any obligation to prepare, file or have declared effective an Exchange Registration Statement or a Shelf Registration Statement by the Original Registration Deadline and will have no obligation to consummate the Exchange Offer by the Original Registration Deadline. As a result, the Registration Rights Agreement Amendment will also have the effect of postponing the date on which an additional amount, referred to in the Registration Rights Agreement as “Additional Interest,” which constitutes liquidated damages and is the exclusive remedy available to Holders for failing to register the Notes, would begin to accrue as a result of failing to consummate the Exchange Offer or have the Shelf Registration Statement declared effective. Accordingly, if the Registration Rights Agreement Amendment becomes effective prior to the Original Registration Deadline, the Company and the Guarantors will not have any obligation to pay Holders Additional Interest as of the Original Registration Deadline, even if the Company and the Guarantors have not prepared, filed or have declared effective an Exchange Registration Statement or a Shelf Registration Statement or consummated the Exchange Offer by such date.

The Company will pay each Holder of record as of the Record Date who validly delivers and does not validly revoke its consent on or prior to the Expiration Time (as defined below) a cash payment of $3.75 for each $1,000 in aggregate principal amount of Notes upon satisfaction or waiver of certain conditions. These conditions (“Conditions”) include but are not limited to the receipt of the requisite consents (the “Requisite Consents”) of a majority in aggregate principal amount of the then outstanding Notes and the execution and delivery of the Registration Rights Agreement Amendment.

The Consent Solicitation will expire at 5:00 p.m., New York City time, on May 29, 2014 (the “Expiration Time”), unless terminated or extended by the Company. Consents may be revoked at any time prior to the date on which the Conditions are satisfied or waived. The Company expects that, promptly after receipt of the Requisite Consents at or prior to the Expiration Time, the Conditions will be satisfied, after which Holders will not be able to revoke their consents.

The Company may terminate the Consent Solicitation without the obligation to make any cash payment at any time, whether or not the Requisite Consents have been received. Except for the amendments contained in the Registration Rights Agreement

Amendment, all of the existing terms of the Registration Rights Agreement will remain unchanged. All of the existing terms of the Notes and the Indenture under which the Notes were issued will remain unchanged.

The Consent Solicitation is being made pursuant to a consent solicitation statement (“Consent Solicitation Statement”) dated today, which sets forth a more comprehensive description of the terms of the Consent Solicitation. This Report on Form 8-K does not set forth all of the terms and Conditions of the Consent Solicitation and is not a solicitation of consents to the Registration Rights Agreement Amendment. Holders of the Notes should carefully read the Company’s Consent Solicitation Statement, dated May 14, 2014, and the accompanying materials for a complete description of all terms and conditions before making any decision with respect to the Consent Solicitation. The Company does not make any recommendation as to whether or not any Holder should consent to the Registration Rights Agreement Amendment. The solicitation of consents is not being made in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable state or foreign securities or “blue sky” laws.

Copies of the Consent Solicitation Statement and the consent form may be obtained by Holders of the Notes from the information and tabulation agent for the Consent Solicitation, Ipreo LLC, 65 Broadway, 16th Floor, New York, New York 10006, Attn: Aaron Dougherty, at (888) 593-9546 (toll-free), (212) 849-3880 (collect) or by email: consent@ipreo.com.

Jefferies LLC is the solicitation agent for the Consent Solicitation. Questions may be directed to Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: Justin Polselli, at (888) 708-5831 (toll-free) or (203) 363-8273 (collect).

In accordance with general instruction B.2. of Form 8-K, the disclosure above is being furnished pursuant to Item 7.01 and the information contained herein shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about the Company’s industry, management beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company, LLC (“GETCO”) including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions to the Mergers; (ii) the August 1, 2012 technology issue that resulted in Knight’s broker dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to Knight’s capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the costs and risks associated with the sale of Knight’s institutional fixed income sales and trading business, the sale of the Company’s reverse mortgage origination and securitization business and the departure of the managers of the Company’s listed derivatives group; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by regulators, the New York Attorney General, Congress and the media on market structure issues, and in particular, the scrutiny of high frequency trading, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to the Company’s organizational structure and management; (vi) the Company’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by the Company’s customers and potential customers; (vii) the Company’s ability to keep up with technological changes; (viii) the Company’s ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and the Company’s ability to maintain and expand market share. The above list is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in the Company’s reports with the SEC, including, without limitation, those detailed under the heading “Certain Factors Affecting Results of Operations” in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2014 and under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and in other reports or documents the Company files with, or furnishes to, the SEC from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: May 14, 2014

KCG HOLDINGS, INC.

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	General Counsel and Corporate Secretary